UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
August 19, 2011
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12474 (Commission File Number)	74-6411424 (I.R.S. Employer Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6435
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On August 22, 2011, the Torch Energy Royalty Trust (“Trust”) filed a Current Report on Form 8-K (the “Initial Report”) to report the announcement of a quarterly distribution. This Amendment No. 1 to Current Report on Form 8-K/A, which amends and restates the Initial Report in its entirety, is being filed solely for the purpose of amending the record date specified in Exhibit 99.1 to the Initial Report which is incorporated herein by reference and as is further modified herein. Specifically, the record date will be September 6, 2011, not August 31, 2011, as originally reported. A copy of the amended press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.
The information in this report is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition”, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Press Release dated August 25, 2011 (furnished not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust
Date: August 25, 2011	By:	/s/ Bruce L. Bisson
Bruce L. Bisson,
Vice President (The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Torch Energy Royalty Trust Press Release dated August 25, 2011 (furnished not filed).